EXHIBIT 10.83.2
                                         ---------------

                      SECOND AMENDMENT TO
                       CREDIT AGREEMENT

  SECOND AMENDMENT, dated as of June 2, 1998 (this "Amendment"), to the Credit Agreement referred to below by and among CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont corporation ("Borrower"), each of the lenders that is a signatory to the Credit Agreement or which, pursuant to
  Section 10.6 thereof shall become a "Lender" thereunder (the "Lenders"), FLEET NATIONAL BANK, as syndication agent (the "Syndication Agent") and TORONTO DOMINION (TEXAS), INC., as agent for the Lenders hereunder (the "Agent"; Lenders, Syndication Agent and Agent are sometimes collectively referred to herein as the "Lending Group").

                         WITNESSETH

  WHEREAS, the Borrower and the Lending Group are parties to that certain Credit Agreement, dated as of November 5, 1997
  (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

  WHEREAS, the Borrower and the Lending Group have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein.

  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Borrower and the Lending Group hereby agree as follows:

  1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

  2.  Amendments to the Credit Agreement.

  (a) Section 1.1 of the Credit Agreement is hereby amended by (1) inserting the text "0.25% plus" immediately prior to the text "the greater of" appearing in the first sentence of the definition of "ABR".

  (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting in its entirety the table appearing in the definition of "Applicable Margin" and inserting in lieu thereof the following new table and text:

  "Debt Rating            Applicable Margin

  BB (or lower)           1.00%

  BB+                     0.75%

  BBB-                    0.55%

  BBB                     0.475%

  BBB+                    0.435%

  A-                      0.40%

  A (or higher)           0.375%"

  (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting in its entirety the definition of "Maturity Date" appearing therein and inserting in lieu thereof the following new definition:

  "Maturity Date" shall mean June 1, 1999, unless extended as provided in Section 2.6(b), in which case the Maturity Date shall mean June 1, 2000, June 1, 2001, June 1, 2002 or
  November 5, 2002, as the case may be.

  (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definition:

  "Aggregate Commitment Increase Date" means the date on which all of the following conditions are satisfied:

  (i) the Loans and all other obligations of the Borrower to the Agent and the Lenders pursuant to the Loan Documents shall have been secured by a duly perfected second priority security interest in all the properties and other assets that secure the First Mortgage Bonds (the "Collateral"), subject only to the security interest in favor of the holders of the First Mortgage Bonds, and such documentation as shall be reasonably required by the Agent and the Lenders to evidence the granting of such second priority security interest (the "Security Documentation") shall have been duly executed and delivered by the parties thereto;

  (ii) the parties hereto shall have executed an amendment to the Credit Agreement (the "Amendment"), in form and substance satisfactory to the Agent and the Lenders, reflecting the provisions set forth in the Summary of Terms and Conditions attached hereto as Schedule 2 (including, without limitation, the granting of such second priority security interest in the Collateral), and such amendment shall be in full force and effect;

  (iii) the Borrower shall have received the approval of the Vermont Public Service Board and the approval of or waiver by any other state regulatory body with jurisdiction, in each case required for (x) (A) the 0.25% increase in the ABR and the Applicable Margin and (B) the extensions of the Maturity Date, in each case effected by the Second Amendment to this Agreement and (y) the grant of the security interest to the Lenders in the Collateral;

  (iv) the Agent shall have received evidence that all other actions necessary or, in the opinion of the Agent and its counsel, desirable to perfect and protect the security interest purported to be created by the Security
  Documentation have been taken; and

  (v) the Agent shall have received such legal opinions and other certificates as the Agent may reasonably request relating to the Security Documentation, the security interest taken in the Collateral and the Amendment.

  "Second Amendment Consent Date" shall mean the date on which the Borrower shall have received the approval of the Vermont Public Service Board and the approval of or waiver by any other state regulatory body with jurisdiction, in each case required for (x) the 0.25% increase in the ABR and the Applicable Margin and (y) the extensions of the Maturity Date, in each case effected by the Second Amendment to this Agreement.

  (e) Section 2.3(a) of the Credit Agreement is hereby amended by inserting immediately after the table appearing therein the following new text:

  "Notwithstanding anything to the contrary set forth herein, solely for purposes of calculating the above facility fee, the Aggregate Commitment Increase Date shall be deemed to have occurred."

  (f) Section 2.3(c) of the Credit Agreement is hereby amended by deleting the word "If" appearing at the beginning of such Section, and inserting in lieu thereof the new text
  "At any time on and after the Aggregate Commitment Increase
  Date, if".

  (g) Section 2.6 of the Credit Agreement is hereby amended by deleting in their entirety paragraphs (b) and (c) thereof, and inserting in lieu thereof the following new paragraph (b):

  "(b) So long as (i) no Default or Event of Default has occurred and is continuing, (ii) there has been no material adverse change in the business or financial condition of the Borrower since the date of the Second Amendment to this Agreement, (iii) the Second Amendment Consent Date shall have occurred and (iv) the Borrower has delivered to the Agent such evidence thereof as the Agent may reasonably request, then upon June 1, 1999 and each of the first, second and third anniversaries thereof, the Borrower may, at its option, subject to the approval of all of the Lenders, extend the Maturity Date for an additional one-year period, provided that in the case of any such extension of the Maturity Date beyond June 1, 2002 such Maturity Date shall be extended for a period ending on November 5, 2002."

  (h) Section 5.2(e) of the Credit Agreement is hereby amended by deleting the text "the Closing Date" appearing therein and inserting the text "(x) the date of the Second
  Amendment to this Agreement" in lieu thereof.

  (i) The Credit Agreement is hereby further amended by deleting in its entirety Schedule 1 attached thereto and inserting in lieu thereof Schedule 1 attached hereto.

  3. No Other Amendments. Except as expressly amended, herein, each of the Credit Agreement and the other Loan
  Documents shall be unmodified and shall continue to be in full force and effect in accordance with its terms.

  4. Effectiveness. This Amendment shall become effective as of the date hereof.

  5.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
  INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
  YORK.

  6. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  (SIGNATURE PAGE FOLLOWS)

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

  Borrower:
  CENTRAL VERMONT PUBLIC SERVICE CORPORATION

  By:  /s/ Francis J. Boyle
  Francis J. Boyle
  Sr. Vice President, CFO, Treasurer

  Agent:
  TORONTO DOMINION (TEXAS), INC.

  By:  /s/  Jano Mott
  Jano Mott
  Vice President

  Lenders:
  TORONTO DOMINION (NEW YORK), INC.

  By:  /s/  Jorge A. Garcia
  Jorge A. Garcia
  Vice President

  BANKBOSTON, N.A.

  By:  /s/  Virginia Ryan
  Virginia Ryan
  Vice President

  FLEET NATIONAL BANK

  By:  /s/  Robert D. Lanigan
  Robert D. Lanigan
  Director

  CITIZENS BANK NEW HAMPSHIRE

  By:  /s/  Vernon T. Studer
  Vernon T. Studer
  Vice President


  Schedule 1

               COMMITMENTS OF THE LENDERS

  At any time during the period ending on the Aggregate
  Commitment Increase Date:

  Lender:  Toronto Dominion (New York), Inc.
  Address:  909 Fanin
  Houston, TX  77010
  Commitment:  $3,000,000
  Commitment Percentage:  30%

  Lender:  BankBoston
  Address:  100 Federal Street
  Boston, MA  02110
  Commitment:  $2,000,000
  Commitment Percentage: 20%

  Lender:  Citizens Bank
  Address:  20 West Park Street
  Lebanon, NH   03766
  Commitment:  $1,500,000
  Commitment Percentage:  15%

  Lender:  Fleet National Bank
  Address:  One Federal Street
  Boston, MA   02110
  Commitment:  $3,500,000
  Commitment Percentage:  35%

  Total Commitment:  $10,000,000
  Total Commitment Percentage:  100%


  At any time on and after the Aggregate Commitment Increase
  Date:

  Lender:  Toronto Dominion (New York), Inc.
  Address:  909 Fanin
  Houston, TX  77010
  Commitment:  $15,000,000
  Commitment Percentage:  30%

  Lender:  BankBoston
  Address:  100 Federal Street
  Boston, MA  02110
  Commitment:  $10,000,000
  Commitment Percentage: 20%

  Lender:  Citizens Bank
  Address:  20 West Park Street
  Lebanon, NH   03766
  Commitment:  $7,500,000
  Commitment Percentage:  15%

  Lender:  Fleet National Bank
  Address:  One Federal Street
  Boston, MA   02110
  Commitment:  $17,500,000
  Commitment Percentage:  35%

  Total Commitment:  $50,000,000
  Total Commitment Percentage:  100%

  Schedule 2


            CENTRAL VERMONT PUBLIC SERVICE CORPORATION
                       CREDIT FACILITIES

                 Summary of Terms and Conditions

                        May 20, 1998

  Reference is made to (i) that certain Credit Agreement, dated as of November 5, 1997 (as amended by the First Amendment thereto, dated as of April 15, 1998, the "Credit Agreement" capitalized terms defined therein being used herein as therein defined) among Central Vermont Public Service Corporation (the "Company"), the lenders from time to time party thereto (the "Lenders") and Toronto Dominion (Texas), Inc., as agent for the Lenders (in such capacity, the "Agent") and (ii) (A) the Amended and Restated Reimbursement Agreement, dated as of September 24, 1992, as amended, between the Company and The Toronto-Dominion Bank, through its Houston Office (the "Bank"), (B) the Reimbursement Agreement, dated as of April 29, 1993, as amended, between the Company and Central Vermont Public Service Corporation - East Barnet Hydroelectric, Inc., together with the Company's guaranty related thereto, and
  (C) the Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, as amended, between the Company and the Bank (collectively, the "Reimbursement Agreements").
  The following represents an outline of proposed modifications to the Credit Agreement (the "Amendment") and to each of the Reimbursement Agreements (collectively, the "Reimbursement Agreement Amendments") in connection with, among other things, the Company providing collateral to secure the Company's obligations under the Loan Documents and the Reimbursement Agreements. The following is for discussion purposes only and is not a commitment on the part of the Agent or any Lender to modify the Credit Agreement or any other Loan Document, or on the part of the Bank to modify the Reimbursement Agreements or to waive any provision thereof or to take or omit to take any action and any such agreement on the part of the Agent, any Lender or the Bank would be in a separate written instrument signed by the Agent, each Lender and the Bank, as the case may be, following satisfactory completion of their due diligence, internal review and approval process. Without limiting the foregoing, it is currently contemplated that except as set forth below the Credit Agreement, the other Loan Documents and the Reimbursement Agreements will remain substantially unchanged.

  I.  AMENDMENT GENERAL PROVISIONS

  Maturity:  The Maturity Date shall be amended to June 1,
  1999. Subject to the unanimous approval of all of the Lenders in their sole discretion and of the Company, the Maturity Date may be extended for one year on each anniversary thereof.

  Interest Rate: After giving effect to the Amendment, each Revolving Loan shall bear interest at a rate .25% higher than would otherwise be applicable absent the Amendment.

  Collateral: The Loans and all other obligations of the Company to the Agent and the Lenders pursuant to the Loan Documents shall be secured by a perfected second priority security interest in all of the properties and other assets that secure the First Mortgage Bonds (the "Collateral"), subject only to the security interest in favor of the holders of the First Mortgage Bonds (the "Bondholders").
  The Company will grant such second priority security interest in favor of the Agent on behalf of the Lenders pursuant to documentation (the "Security Documentation") reasonably satisfactory to the Lenders. Without limiting the foregoing, it is currently contemplated that such documentation will be substantively the same as the Indenture of Mortgage pursuant to which the First Mortgage Bonds have been issued, as supplemented from time to time (the "First Mortgage Indenture"), including with respect to additional representations, warranties and covenants, except for changes necessitated by the relative priorities of the security interests granted in favor of the Bondholders and those granted in favor of the Lenders and other changes mutually agreed to by the Company and the Lenders; provided, however, that for purposes of the issuance of additional indebtedness and the release of property from the lien granted under the Security Documentation, the Company shall not have breached any of its warranties or covenants to the Lenders if it has satisfied the applicable requirements under the First Mortgage Indenture and, provided, further, that if the Company has satisfied the requirement under the First Mortgage Indenture to release property thereunder, the Agent shall release such property from the lien granted under the Security Documentation upon such release under the First Mortgage Indenture; and, provided, further, that the Company shall not be required to satisfy specific issuance tests with respect to the incurrence of additional indebtedness with each borrowing under the Credit Agreement as amended by the Amendments.

  Unsecured Borrowing: Until such time as the Company shall have received the approval of the Vermont Public Service Board required for the grant of the security interest to the Lenders as described under "Collateral" above, the Company shall be entitled to borrow on an unsecured basis, in one or more borrowings an aggregate amount at any one time outstanding not in excess of $10,000,000, which borrowings shall accrue interest at the rate provided under the Credit Agreement, as amended by the provision referred to under "Interest Rate" above. If the accrual of interest at such higher rates is subject to the approval of the Vermont Public Service Board, such borrowings shall accrue interest at the current rates and the Company shall pay a fee to the Lenders at the time such approval is obtained equal to the increased compensation the Lenders would have received had such borrowings borne interest at the higher rates.

  Mandatory Commitment
  Reductions and Prepayments
  Upon Future Bond
  Financings: If at any time, the Company issues any First Mortgage Bonds after the date hereof, the net proceeds thereof will be applied to the repayment of any outstanding Loans. In addition, the Aggregate Commitment shall be reduced by the amount of such net proceeds.

  II.  CERTAIN CONDITIONS TO AMENDMENT

  The effectiveness of the Amendment will be conditioned upon, among other things, satisfaction of the following conditions precedent:

  1. The Company, the Agent and each Lender shall have executed and delivered the Amendment, and the applicable parties shall have executed and delivered the Security Documentation and all such other instruments and agreements related thereto (all such documentation, including the Amendment, collectively the "Amendment Documentation") in each case in form and substance satisfactory to the Lenders.

  2. All governmental and third party approvals (including the approval of the Vermont Public Service Board) necessary or advisable in connection with the execution, delivery and performance of the Amendment Documentation, including the granting of the security interest in the Collateral shall have been obtained and be in full force and effect.

  3. No Default or Event of Default shall have occurred and be continuing after giving effect to the execution and delivery of the Amendment Documentation.

  4. All filings and other actions required to perfect the second priority security interest in favor of the Agent on behalf of the Lenders in all the Collateral shall have been duly made or taken, and the Collateral shall be free and clear of all other liens other than those in favor of the Bondholders and other customary exceptions to be agreed upon.

  5. All representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects with the same effect as though made at the time of the execution and delivery by the Company of the Amendment Documentation.

  6. The Lenders shall have received such legal opinions, corporate documents and other instruments as are customary for transactions of this type or as the Agent may reasonably request, in each case in form and substance satisfactory to the Agent. Such opinions shall include, without limitation, an opinion of counsel to the Company concluding that the execution and delivery of the Amendment Documentation will not conflict with, or otherwise result in a breach of any of the terms of, the First Mortgage Indenture.

  III  REIMBURSEMENT AGREEMENT AMENDMENTS

  Facility Fee and
  Interest Rates: After giving effect to the Reimbursement Agreement Amendments, the Facility Fees and interest rates as and to the extent payable payable under each of the Reimbursement Agreements shall be increased by .25%.

  Collateral: The obligations of the Company to the Bank under the Reimbursement Agreements shall be secured pari passu with the Loans and other obligations of the Company to the Agent and the Lenders as described under "Collateral" in I above. The Agent will act as collateral agent for itself and the Lenders, as well as the Bank.

  Conditions:  The effectiveness of the Reimbursement
  Agreement Amendments will be subject to conditions that are comparable to those listed in II above.